Putnam
High Yield
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-00

[SCALE LOGO OMITTED]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam High Yield Municipal Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 17, 2000


Report from the Fund Manager

Blake E. Anderson

Reeling from a year of steady interest-rate increases, the municipal bond market may finally be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, such as the one we have, is good for bond investors. To be sure, Fed policy and rising interest rates have had a negative effect on bond prices as evidenced by the performance of Putnam High Yield Municipal Trust for this fiscal year. However, in the longer run, these increases should keep inflation, the bond market's worst enemy, under control.

Total return for 12 months ended 3/31/00

                          NAV       Market price
------------------------------------------------------------------------
                        -3.80%        -28.75%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* INVERTED YIELD CURVE OFFERS CLUES TO POSITIVE CHANGE

The yield curve, generally an indicator of economic trends, gives some clue as to why bond investors may soon begin to see better returns. The yield curve graphs yields on Treasury bonds at different maturity dates; usually it slopes upward with long-term bonds yielding more than short-term bonds. In the past two months, the yield curve has inverted so that 30-year yields are lower than 2-year yields, a rarely seen phenomenon.

Here is the reason for the inversion: when interest rates moved up in February and March, the bond markets rallied and yields actually fell. This is not a normal reaction to tighter Fed monetary policy, but it is a reaction that acknowledges that the Fed's actions combined with the Treasury's buyback program may be making an impact on the strong economy. This uncommon market behavior creates the inverted yield curve, which usually signals lower interest rates over the long run and better returns from bonds and bond fund investments.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 34.8%

Aa/AA -- 0.7%

A -- 3.5%

Baa/BBB -- 25.9%

Ba/BB -- 16.5%

B -- 16.5%

Other -- 2.1%

Footnote reads:
* As a percentage of market value as of 3/31/00. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HIGH LEVELS OF TAX-FREE INCOME SHOULD COMFORT INVESTORS

While insured municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds, that ratio is now approximately 95%. That close relationship translates into a very high level of tax-free income for most municipal bond funds, including your fund.

We are working hard to maintain this high level of tax-free income. One way we seek to do this is by looking for slight inefficiencies as the bond market moves up and down. For example, just when the intermediate-term maturities (10-year bonds) were performing unusually well, he sold a portion of them and bought longer-term maturities (20- to 30-year bonds) that were facing some difficulties at the time. Using this strategy, we were able to purchase longer-term bonds when they were priced at cheaper levels.

In most cases, we are compensated to take on more credit risk with bonds from the lower end of the credit rating spectrum. Therefore, we will pursue the lowering of the portfolio's credit quality as opportunities appear, drawing on our in-depth credit research and remaining extremely selective in our purchases of lower-rated bonds.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25% 7/1/25

Los Angeles, California, Regional Airport Improvement Corp.
9.25% 8/1/24

Delaware Valley Regional Finance Authority
7.75% 7/1/27

Butler, Alabama, Industrial Development Board
8.00% 9/1/28

Midland County, Michigan, Economic Development Corp.
9.50% 7/23/09

Massachusetts State Port Authority
10.00% 3/1/26

Texas Sate Housing and Community Affairs Home Mortgage
9.41% 7/2/24

Hodge County, Louisiana, Combined Utility
9.00% 3/1/10

California Statewide Community Development Authority
6.02% 1/1/22

Massachusetts State Industrial Financing Agency
9.00% 5/1/22

These holdings represent 27.7% of the fund's net assets as of 3/31/00. Portfolio holdings will vary over time.


One holding that has had a negative impact on performance is the fund's position in bonds issued by Carbon County, Utah, on behalf of Laidlaw Solid Waste Disposal. As the result of discrepancies in Laidlaw's presentation of its financial statements, outside auditors are reviewing the financials, a situation that is causing some nervousness and uncertainty among bondholders of the Carbon County bonds. Consequently these bonds, making up about 1.5% of the net assets, have experienced a price decline during this reporting period.

* LONG-TERM OUTLOOK IMPROVING

When interest rates are rising, it can be a natural reaction among investors to choose guaranteed certificates of deposit over bond fund investments because the income from CDs seems more appealing. However, in such an environment, investors may find they are left with only one to two years of attractive income and are then out of the bond market during the period of its strongest returns. Although the principal value on CDs is generally insured and their rate of return is fixed while a fund investment's value and return will continually fluctuate, CDs may be subject to penalties for early withdrawals and the income they provide is fully taxable.

We believe that municipal bonds are attractively priced at current levels. We do not anticipate major moves, either up or down, in long-term interest rates over the next few months. It is apparent from the inverted yield curve that the bond market has already begun to act positively. Other economic reports are emerging that indicate the Fed's tighter policies may be slowing economic growth, and bond markets, including the municipal bond market, should respond accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal bonds.



TOTAL RETURN FOR PERIODS ENDED 3/31/00

                                                        Lehman
                                Market      Brothers Municipal       Consumer
                     NAV         price              Bond Index    price index
-----------------------------------------------------------------------------
1 year             -3.80%       -28.75%                  -0.08%          3.69%
-----------------------------------------------------------------------------
5 years            29.36          8.97                   34.30          13.15
Annual average      5.28          1.73                    6.07           2.50
-----------------------------------------------------------------------------
10 years           91.17         69.99                   99.60          33.02
Annual average      6.69          5.45                    7.15           2.89
-----------------------------------------------------------------------------
Life of fund
(since 5/25/89)   104.09         65.27                  111.16          38.29
Annual average      6.80          4.74                    7.14           3.04
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/00

---------------------------------------------------------------------
Distributions (common shares)
---------------------------------------------------------------------
Number                                         12
---------------------------------------------------------------------
Income 1                                   $0.624
---------------------------------------------------------------------
Capital gains 1                                --
---------------------------------------------------------------------
  Total                                    $0.624
---------------------------------------------------------------------
Preferred Shares                  Series A (900 shares)
---------------------------------------------------------------------
Income 1                                 $1,789.95
---------------------------------------------------------------------
Capital gains 1                                 --
---------------------------------------------------------------------
  Total                                  $1,789.95
---------------------------------------------------------------------
Share value (common shares)                    NAV       Market price
---------------------------------------------------------------------
3/31/99                                      $9.14            $10.938
---------------------------------------------------------------------
3/31/00                                       8.18              7.250
---------------------------------------------------------------------
Current return (common shares/end of period)
---------------------------------------------------------------------
Current dividend rate 2                       7.04%              7.94%
---------------------------------------------------------------------
Taxable equivalent 3                         11.66              13.15
---------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal income tax. Results for investors subject to lower tax rates would not be as advantageous.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended March 31, 2000

To the Trustees and Shareholders of Putnam High Yield Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust (the "fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 9, 2000



The fund's portfolio
March 31, 2000

KEY TO ABBREVIATIONS

AMBAC            -- AMBAC Indemnity Corporation
FGIC             -- Financial Guaranty Insurance Company
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
IF COP           -- Inverse Floating Rate Certificate of Participation
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized


MUNICIPAL BONDS AND NOTES (97.2%) (a)
PRINCIPAL AMOUNT                                                                            RATING (RAT)               VALUE
Alabama (2.8%)
----------------------------------------------------------------------------------------------------------------------------
$            5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                          Disp. James River Corp.), 8s, 9/1/28                                  BBB         $      6,224,375

Arizona (2.5%)
----------------------------------------------------------------------------------------------------------------------------
             2,500,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                          (Tucson/Navajo Elec. Pwr.), Ser. A,
                          7 1/8s, 10/1/32                                                       Ba3                2,571,875
             3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                          (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                             Baa3               3,094,020
                                                                                                            ----------------
                                                                                                                   5,665,895

Arkansas (0.9%)
----------------------------------------------------------------------------------------------------------------------------
             2,000,000  Northwest Regl. Apt. Auth. Rev. Bonds,
                          7 5/8s, 2/1/27                                                        BB/P               2,095,000

California (8.5%)
----------------------------------------------------------------------------------------------------------------------------
             3,500,000  CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                          Med. Ctr.), MBIA, 5 1/8s, 8/1/27                                      Aaa                3,171,875
             5,700,000  CA Statewide Cmnty. Dev. Auth. IF COP
                          (Motion Picture & TV Fund), AMBAC,
                          6.018s, 1/1/22                                                        Aaa                4,994,625
             4,000,000  Foothill/Eastern Corridor Agcy. CA Toll
                          Road Rev. Bonds, 5 3/4s, 1/15/40                                      BBB-               3,735,000
             6,320,000  Los Angeles, Regl. Arpt. Impt. Corp Rev. Bonds
                          (Continental Airlines), 9 1/4s, 8/1/24                                BB+/P              7,125,800
             1,650,000  San Joaquin Hills, Trans. Corridor Agcy. Toll
                          Road Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                        AAA                  251,625
                                                                                                            ----------------
                                                                                                                  19,278,925

Colorado (2.4%)
----------------------------------------------------------------------------------------------------------------------------
                        Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
             3,670,000    8 3/4s, 11/15/23                                                      Baa1               3,926,900
             1,330,000    8 3/4s, 11/15/23, Prerefunded                                         Aaa                1,436,400
                                                                                                            ----------------
                                                                                                                   5,363,300

Delaware (2.8%)
----------------------------------------------------------------------------------------------------------------------------
             5,000,000  Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                          Ser. C, AMBAC, 7 3/4s, 7/1/27                                         Aaa                6,287,500

Florida (1.4%)
----------------------------------------------------------------------------------------------------------------------------
             1,500,000  Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs. Rev.
                          Bonds (Cypress Cove Hlth. Pk.), Ser. A,
                          6 3/8s, 10/1/25                                                       BB/P               1,286,250
             2,000,000  St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev.
                          Bonds (Glenmoor St. Johns Project), Ser. A,
                          8s, 1/1/30                                                            B+/P               1,992,500
                                                                                                            ----------------
                                                                                                                   3,278,750

Georgia (4.2%)
----------------------------------------------------------------------------------------------------------------------------
             3,025,000  De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                          (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                          AAA/P              3,418,250
             2,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                          (Baptist Hlthcare Sys), 6 1/4s, 10/1/18                               B/P                1,722,500
                        GA Med. Ctr. Hosp. Auth. IFB, MBIA
             1,200,000    9.054s, 8/1/10                                                        AAA                1,308,000
             2,700,000    9.054s, 8/1/10, Prerefunded                                           AAA                2,990,250
                                                                                                            ----------------
                                                                                                                   9,439,000

Illinois (6.1%)
----------------------------------------------------------------------------------------------------------------------------
                        Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
             2,213,000    (United Airlines, Inc.), Ser. B, 8.95s, 5/1/18                        Baa2               2,314,864
             1,670,000    (United Airlines, Inc.), Ser. 84A, 8.85s, 5/1/18                      Baa2               1,745,952
             4,250,000    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1               4,643,125
             2,680,000  East Chicago, Ind. Exempt Fac Rev. Bonds
                          (Ispat Inland, Inc.), 7s, 1/1/14                                      B+                 2,519,200
                        IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                          Providers Fac.), Ser. A
               905,000    7 7/8s, 7/1/20 (acquired 1/25/96,
                          cost $905,000) (RES)                                                  D/P                1,036,225
             1,260,000    7 7/8s, 7/1/20, Prerefunded                                           AAA/P              1,445,850
                                                                                                            ----------------
                                                                                                                  13,705,216

Indiana (3.1%)
----------------------------------------------------------------------------------------------------------------------------
             3,000,000  Fort Wayne, Hosp. Auth. Rev. Bonds
                          (Parkview Hlth. Syst., Inc.), MBIA,
                          4 3/4s, 11/15/28                                                      Aaa                2,433,750
             4,500,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                          Bonds (Federal Express Corp.), 7.1s, 1/15/17                          Baa2               4,651,875
                                                                                                            ----------------
                                                                                                                   7,085,625

Iowa (5.0%)
----------------------------------------------------------------------------------------------------------------------------
             2,000,000  Des Moines, Hosp. Rev. Bonds (Des Moines
                          Genl. Hosp), Ser. B, 8 1/4s, 11/15/11
                          (acquired 11/5/97, cost $2,203,935) [DBL. DAGGER]                     Aa1                  992,500
             8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                          (Care Initiatives), 9 1/4s, 7/1/25                                    BB/P              10,412,500
                                                                                                            ----------------
                                                                                                                  11,405,000

Kentucky (2.4%)
----------------------------------------------------------------------------------------------------------------------------
             4,000,000  Boone Cnty., Poll. Control Rev. Bonds
                          (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2                 4,085,000
             1,415,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                          (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                                  B-/P               1,422,075
                                                                                                            ----------------
                                                                                                                   5,507,075

Louisiana (4.4%)
----------------------------------------------------------------------------------------------------------------------------
             5,000,000  Hodge, Combined Util. Rev. Bonds
                          (Stone Container Corp.), 9s, 3/1/10                                   B/P                5,150,250
             2,150,000  LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                          Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/25                     B-/P               2,160,750
             2,500,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                          (St. James Place), 10s, 11/1/21                                       B-/P               2,740,625
                                                                                                            ----------------
                                                                                                                  10,051,625

Massachusetts (16.9%)
----------------------------------------------------------------------------------------------------------------------------
                        Atlas Boston Tax Exempt Rev. Bonds
             2,000,000    Ser. 99-1, 7 1/4s, 1/1/35 (acquired 11/18/99,
                          cost $2,000,000) (RES)                                                B/P                1,997,500
             1,000,000    Ser. 1, 6.65s, 1/1/35 (acquired 11/18/99,
                          cost $1,000,000) (RES)                                                BBB/P              1,000,000
                        MA State Hlth. & Edl. Fac. Auth. IFB
             3,000,000    (St. Elizabeth Hosp.), Ser. E, FSA,
                          10.523s, 8/12/21                                                      Aaa                3,225,000
             2,000,000    (New England Medical Ctr.), MBIA,
                          6.40s, 7/1/18                                                         Aaa                1,865,000
             4,500,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                          MBIA, 6.15s, 12/1/29 (SEG)                                            Aaa                4,500,000
                        MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                          (Southeastern MA)
             1,500,000    Ser. B, 9 1/4s, 7/1/15                                                BB-/P              1,603,125
             3,500,000    Ser. A, 9s, 7/1/15                                                    BB-/P              3,736,250
                        MA State Indl. Fin. Agcy. Rev. Bonds
             4,500,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                    AAA/P              4,989,375
             2,340,000    (MA Tpk.), 9s, 10/1/20                                                AAA/P              2,433,530
             4,250,000    (Emerson College), 8.9s, 1/1/18                                       BBB-/P             4,473,550
             3,220,000    (Evanswood Bethzatha), 7.85s, 1/15/17
                          (acquired 12/13/96, cost $3,220,000) (RES)                            CCC/P              2,479,400
             5,800,000  MA State Port Auth. Rev. Bonds
                          (Harborside Hyatt), 10s, 3/1/26                                       B/P                6,015,354
                                                                                                            ----------------
                                                                                                                  38,318,084

Michigan (4.4%)
----------------------------------------------------------------------------------------------------------------------------
             2,545,000  Detroit, Dev. Fin. Auth. Tax Increment Rev.
                          Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P             2,875,850
             1,000,000  MI State Strategic Fund Resource Recvy. Ltd.
                          Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                          Ser. A, 7s, 7/1/27                                                    B/P                  913,750
             6,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                          (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                B+/P               6,164,820
                                                                                                            ----------------
                                                                                                                   9,954,420

Nebraska (0.5%)
----------------------------------------------------------------------------------------------------------------------------
             1,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                          9.132s, 11/15/16                                                      Aaa                1,085,000

Nevada (2.9%)
----------------------------------------------------------------------------------------------------------------------------
             3,500,000  Clark Cnty. G.O. Bonds (Pk. & Regl. Justice Ctr.),
                          FGIC, 5 5/8s, 11/1/19                                                 AAA                3,465,000
             3,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                          Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2               3,142,500
                                                                                                            ----------------
                                                                                                                   6,607,500

New Hampshire (1.3%)
----------------------------------------------------------------------------------------------------------------------------
             1,000,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                          (NH College), 6 3/8s, 1/1/27                                          BBB-                 962,500
             1,000,000  NH State Bus. Fin. Auth. Rev. Bonds
                          (Franklin Regl. Hosp. Assn. PJ), Ser. A,
                          6.05s, 9/1/29                                                         BBB/P                826,250
             1,500,000  NH State Bus. Fin. Auth. Swr. & Solid Waste
                          Rev. Bonds (Crown Paper), 7 7/8s,
                          7/1/26 (In default) (NON)                                             D                  1,230,000
                                                                                                            ----------------
                                                                                                                   3,018,750

New Jersey (1.1%)
----------------------------------------------------------------------------------------------------------------------------
             2,500,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                          (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-               2,515,625

New York (5.9%)
----------------------------------------------------------------------------------------------------------------------------
             2,350,000  NY State Energy Res. & Dev. Auth. Poll. Control
                          IFB, FGIC, 9.398s, 7/1/29 (acquired 12/19/94,
                          cost $2,435,729) (RES)                                                Aaa                2,743,625
             3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev.
                          Bonds, Ser. A, 7 3/8s, 9/15/21                                        AAA                3,206,250
                        NY State Local Govt. Assistance Corp. Rev. Bonds
             1,500,000    Ser. A, 7s, 4/1/16                                                    Aaa                1,566,810
             2,000,000    Ser. D, 6 3/4s, 4/1/21                                                Aaa                2,115,000
             1,500,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                          (Solvay Paperboard LLC), 7s, 11/1/30                                  B/P                1,485,000
             2,160,000  Port Auth. NY & NJ Special Oblig. Rev. Bonds
                          (Continental/Eastern LaGuardia), 9 1/8s, 12/1/15                      Ba2                2,250,439
                                                                                                            ----------------
                                                                                                                  13,367,124

North Dakota (0.9%)
----------------------------------------------------------------------------------------------------------------------------
             2,000,000  Grand Forks, Hlth. Care Syst. Rev. Bonds
                          (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1               2,012,500

Ohio (0.6%)
----------------------------------------------------------------------------------------------------------------------------
             1,500,000  Montgomery Cnty., Hosp. Rev. Bonds
                          (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 BBB+               1,426,875

Oklahoma (0.4%)
----------------------------------------------------------------------------------------------------------------------------
             1,000,000  OK Indl. Dev. Auth. Rev. Bonds
                          (Hlth. Syst.-Oblig. Group), Ser. A,
                          5 3/4s, 8/15/29                                                       AAA                  970,000

Oregon (0.4%)
----------------------------------------------------------------------------------------------------------------------------
             1,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                          (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P                866,250

Pennsylvania (5.7%)
----------------------------------------------------------------------------------------------------------------------------
               280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                          Fac. Rev. Bonds (U.S. Air, Inc.), Ser. A,
                          8 7/8s, 3/1/21                                                        B                    296,100
             3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                          (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A2                 3,684,688
             2,500,000  PA State Higher Ed. Assistance Agcy. Student
                          Loan IFB, AMBAC, 9.18s, 9/1/26                                        Aaa                2,956,250
             2,100,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                          8 5/8s, 11/15/16                                                      Aaa                2,268,000
             3,400,000  Philadelphia, Regl. Port Auth. Lease IFB
                          (Kidder Peabody), MBIA, 8.182s, 9/1/13                                Aaa                3,629,500
                                                                                                            ----------------
                                                                                                                  12,834,538

South Carolina (0.3%)
----------------------------------------------------------------------------------------------------------------------------
               600,000  SC State Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                          Bonds (Palmetto Hlth. Alliance), Ser. A,
                          7 3/8s, 12/15/21                                                      Baa1                 595,500

Tennessee (1.1%)
----------------------------------------------------------------------------------------------------------------------------
             2,500,000  Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                          (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA                2,471,875

Texas (5.1%)
----------------------------------------------------------------------------------------------------------------------------
             1,000,000  Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                          (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P                818,750
             2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                          (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1               2,562,500
               675,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                          (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           B/P                  751,781
             2,500,000  Tomball, Hosp. Auth. Rev. Bonds
                          (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa2               2,100,000
             4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                          Ser. C, GNMA Coll, FNMA Coll, 9.409s, 7/2/24                          AAA                5,310,000
                                                                                                            ----------------
                                                                                                                  11,543,031

Utah (2.0%)
----------------------------------------------------------------------------------------------------------------------------
             3,300,000  Carbon Cnty., Util. Rev. Bonds (Laidlaw Solid
                          Waste Disp.), Ser. A, 7 1/2s, 2/1/10                                  BB+                3,436,125
             4,000,000  Tooele Cnty., Poll. Control Rev. Bonds
                          (Laidlaw Enviromental), Ser. A, 7.55s, 7/1/27                         B+/P               1,000,000
                                                                                                            ----------------
                                                                                                                   4,436,125

West Virginia (1.0%)
----------------------------------------------------------------------------------------------------------------------------
             2,500,000  Princeton, Hosp. Rev. Bonds
                          (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                              BBB                2,171,875

Wisconsin (0.2%)
----------------------------------------------------------------------------------------------------------------------------
               430,000  WI Hsg. & Econ. Dev. Auth. IFB
                          (Home Ownership Dev.), 9.763s, 10/25/22                               Aa3                  443,755
----------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $224,928,085) (b)                                           $    220,026,113
----------------------------------------------------------------------------------------------------------------------------
  (a) Percentages indicated are based on net assets of $226,361,553.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $224,928,085, resulting in gross unrealized appreciation and depreciation of $7,493,751 and $12,395,723, respectively, or net unrealized depreciation of $4,901,972.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March
      31, 2000 was $10,249,250 or 4.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2000.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at March 31, 2000.

      The fund had the following industry group concentrations greater than 10% at March 31, 2000 (as a percentage of net assets):

            Health care       25.5%
            Transportation    23.1




---------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2000
                                                                 Unrealized
                                  Aggregate Face  Expiration   Appreciation/
                      Total Value          Value        Date  (Depreciation)
---------------------------------------------------------------------------
Municipal Bond Index
(Long)                 $4,290,468     $4,161,265      Jun-00       $129,203
U.S. Treasury Bond
(Short)                 1,758,375      1,710,478      Jun-00        (47,897)
---------------------------------------------------------------------------
                                                                    $81,306
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
March 31, 2000

Assets
----------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $224,928,085) (Note 1)                                           $220,026,113
----------------------------------------------------------------------------------------------
Cash                                                                                 3,580,652
----------------------------------------------------------------------------------------------
Interest receivable                                                                  4,174,982
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         100,000
----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          6,469
----------------------------------------------------------------------------------------------
Total assets                                                                       227,888,216

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                1,063,724
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           394,065
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              14,236
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           13,485
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             1,506
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  39,647
----------------------------------------------------------------------------------------------
Total liabilities                                                                    1,526,663
----------------------------------------------------------------------------------------------
Net assets                                                                        $226,361,553

Represented by
----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                  $ 45,000,000
----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                          204,806,601
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                             (652,424)
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (17,971,958)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (4,820,666)
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $226,361,553

Computation of net asset value
----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                              $ 45,000,000
----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A
remarketed preferred shares                                                              9,987
----------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed
preferred shares-liquidation preference                                           $ 45,009,987
----------------------------------------------------------------------------------------------
Net assets available to common shares                                             $181,351,566
----------------------------------------------------------------------------------------------
Net assets per common share
($181,351,566 divided by 22,161,672 shares)                                              $8.18
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 2000

Investment income:
----------------------------------------------------------------------------------------------
Tax exempt interest income:                                                       $ 17,324,698

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     1,650,944
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         226,344
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       13,427
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         6,383
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 19,504
----------------------------------------------------------------------------------------------
Registration fees                                                                           75
----------------------------------------------------------------------------------------------
Auditing                                                                               115,295
----------------------------------------------------------------------------------------------
Legal                                                                                   10,535
----------------------------------------------------------------------------------------------
Postage                                                                                 13,267
----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   32,954
----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                 149,750
----------------------------------------------------------------------------------------------
Other                                                                                   28,555
----------------------------------------------------------------------------------------------
Total expenses                                                                       2,267,033
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (77,660)
----------------------------------------------------------------------------------------------
Net expenses                                                                         2,189,373
----------------------------------------------------------------------------------------------
Net investment income                                                               15,135,325
----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                      (255,494)
----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                       (457,679)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year             (20,305,634)
----------------------------------------------------------------------------------------------
Net loss on investments                                                            (21,018,807)
----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (5,883,482)
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                            Year ended March 31
                                                                   ------------------------------------
                                                                                2000               1999
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                   $ 15,135,325       $ 15,567,072
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                            (713,173)        (1,467,406)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (20,305,634)          (585,911)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                           (5,883,482)        13,513,755
-------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income:                                               (1,610,955)        (1,590,816)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $9,987 and $4,056, respectively)                      (7,494,437)        11,922,939
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders
-------------------------------------------------------------------------------------------------------
From net investment income:                                              (13,800,296)       (15,168,137)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                           973,394          1,864,602
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (20,321,339)        (1,380,596)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                        246,682,892        248,063,488
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $652,424 and
$378,232, respectively)                                                 $226,361,553       $246,682,892
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                            22,063,316         21,882,030
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                98,356            181,286
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                  22,161,672         22,063,316
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                     900                900
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

--------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                            Year ended March 31
--------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                           $9.14          $9.28          $9.12          $9.16          $9.03
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                       .68            .71            .75            .80            .80
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.95)          (.09)           .18           (.08)           .13
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                      (.27)           .62            .93            .72            .93
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income:
--------------------------------------------------------------------------------------------------------------
To preferred shareholders                  (.07)          (.07)          (.08)          (.07)          (.08)
--------------------------------------------------------------------------------------------------------------
To common shareholders                     (.62)          (.69)          (.69)          (.69)          (.72)
--------------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.76)          (.77)          (.76)          (.80)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)             $8.18          $9.14          $9.28          $9.12          $9.16
--------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)             $7.25         $10.94         $10.50         $10.25         $10.00
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                       (28.75)         11.35           9.67          10.26          13.60
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)             $226,362       $246,683       $248,063       $242,836       $241,599
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)               1.19           1.14           1.15           1.15           1.17
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)               7.09           6.90           7.27           8.05           7.79
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    16.17           6.92          16.78           9.30          34.45
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2)




Notes to financial statements
March 31, 2000

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2000, the fund had a capital loss carryover of approximately $17,728,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,134,000    March 31, 2003
     1,309,000    March 31, 2004
     7,979,000    March 31, 2006
     3,861,000    March 31, 2007
     1,445,000    March 31, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2000 was 4.05%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, defaulted bond interest and current year straddle loss deferral. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2000, the fund reclassified $1,734 to decrease distributions in excess of net investment income and $1,734 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 2000, fund expenses were reduced by $77,660 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $606 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended March 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,135,781 and $38,957,612, respectively. Purchases and sales of short-term municipal obligations aggregated $66,520,000 and $67,320,000 respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2000, no such restrictions have been placed on the fund.

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:
                                       Common Shares
                                                    Votes
                                  Votes for        withheld
Jameson Adkins Baxter            18,275,849        327,041
Hans H. Estin                    18,259,118        343,772
Ronald J. Jackson                18,268,542        334,348
Paul L. Joskow                   18,278,442        324,448
Elizabeth T. Kennan              18,261,896        340,994
Lawrence J. Lasser               18,276,949        325,941
John H. Mullin III               18,273,053        329,837
William F. Pounds                18,258,865        344,025
George Putnam                    18,281,925        320,965
George Putnam, III               18,276,500        326,390
A.J.C. Smith                     18,273,893        328,997
W. Thomas Stephens               18,272,228        330,662
W. Nicholas Thorndike            18,268,468        334,422

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares --
18,191,758 votes for, and 115,295 votes against, with 295,837 abstentions.

A proposal to elect John A. Hill and Robert E. Patterson as Trustees by the holders of the preferred shares of your fund was approved as follows:

Preferred shares --
836 votes for, 8 votes against, with 56 abstentions.



Fund information

WEB SITE

www.putnam.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com




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